Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events [TextBlock]

23.      Subsequent Events:
The Company has evaluated subsequent events that occurred after the balance sheet date but before the issuance of these consolidated financial statements and, where it was deemed necessary, appropriate disclosures have been made.
a)      On January 29, 2013, MCS sold its 100% ownership interest in the four subsidiaries that owned the Handysize dry bulk carriers Fiesta, Pacific Fantasy, Pacific Fighter and Clipper Freeway. The buyer is a third-party nominee of the lenders under the senior secured credit facility with DVB, as agent. MCS had provided a guarantee under this facility, and in exchange for the sale, approximately $30,287 of outstanding debt was discharged. In addition, the guarantee provided by MCS was fully released. In connection with the sale of the subsidiaries, the Company's Board of Directors obtained a fairness opinion from an independent third party.
The Company estimated the historical carrying values of the assets and liabilities sold on the date of the sale which were as follows:

Cash and restricted cash	1,902
Vessels and other assets	22,883
Long-term debt and other liabilities	(30,401)
Net liabilities	(5,616)

The Company expects to record a gain in the 2013 from the sale of the four MCS subsidiaries under the facility agreement with DVB, of $ 5,536.
b)      On April 10, 2013, the Company sold the African Oryx, a 24,112 dwt Handysize drybulk vessel, built in 1997, at a gross price of $4,073. The Company used the sale proceeds to repay bank debt.
The sale is expected to result in an additional impairment loss of $865 that will be recorded in 2013.
c)      The Company is currently negotiating with UOB for an agreement by which UOB will release the Company from all debt obligations of $37,995 as of December 31, 2012 under the UOB related facility in exchange for the sale of either its 100% ownership interest in the MCS subsidiaries under the UOB loan facility or the vessels under the UOB loan facility.
In addition the Company has been negotiating with Piraeus Bank (ex CPB) to amend the terms of the term and the revolving credit facility to enable the Company to comply with certain covenants on an ongoing basis after the closing of the restructuring. The Company had outstanding indebtedness of $138,782 as of December 31, 2012, under the two facilities with CPB., The 2012-2013 Cypriot financial crisis resulted to the downgrading of the Cyprus economy to junk and the country's inability to fund its expenses and to restructure its troubled Cypriot banks. On March 25, 2013, as part of the Cyprus international bail-in plan, Piraeus Bank of Greece has taken over the operations of the Cypriot banks in Greece, including the Greek branches of CPB. Following the takeover of CPB by Piraeus Bank the negotiations are now taking place between the Company and Piraeus Bank.